POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and/or Chairman of the Board and Chief Executive Officer and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/George S. Bissell
                                   George S. Bissell
                                   Director/Trustee,
                                   Chairman of the Board



Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and/or Chief Executive Officer and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.




                                   /s/ Albert H. Elfner, III
                                   Albert H. Elfner, III
                                   Director/Trustee,
                                   President and Chief
                                   Executive Officer



Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director, Trustee or officer and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.




                                   /s/ Kevin J. Morrissey
                                   Kevin J. Morrissey
                                   Treasurer



Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/ Frederick Amling
                                   Frederick Amling
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                   /s/ Charles A. Austin III
                                   Charles A. Austin III
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                   /s/ Edwin D. Campbell
                                   Edwin D. Campbell
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                   /s/ Charles F. Chapin
                                   Charles F. Chapin
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/ K. Dun Gifford
                                   K. Dun Gifford
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                   /s/ Leroy Keith, Jr.
                                   Leroy Keith, Jr.
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/ F. Ray Keyser,Jr.
                                   F. Ray Keyser, Jr.
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                   /s/ David M. Richardson
                                   David M. Richardson
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/ Richard J. Shima
                                   Richard J. Shima
                                   Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                   /s/Andrew J. Simons
                                   Andrew J. Simons
                                   Director/Trustee


Dated: December 14, 1994